UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            July 7, 2003

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28009	33-0442860

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Green Hills Road, Scotts Valley, California		95066

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code            (831) 430-3800

None

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENT AND EXHIBITS

(c)    Exhibits

99.1    Press Release dated July 7, 2003, issued by Rainmaker Systems, Inc. (the “Company”), reporting certain expected financial results for the fiscal quarter ended June 30, 2003.

99.2    Reconciliation of expected “gross billings” to expected “net revenues” reported in the Company’s press release dated July 7, 2003.

ITEM 9.	REGULATION FD DISCLOSURE

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 7, 2003, Rainmaker Systems, Inc. (the “Company”) issued a press release reporting certain expected financial results for the fiscal quarter ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the reconciliation of expected “gross billings” to expected “net revenues” reported in the Company’s press release dated July 7, 2003, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC. (Registrant)

July 11, 2003	/s/ MICHAEL SILTON

Date	(Signature)*

By: Michael Silton Title: Chairman of the Board, President and Chief Executive Officer

*	Print name and title of the signing officer under his signature.